UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) December 7, 2011

CNH EQUIPMENT TRUST 2011-C
CNH CAPITAL RECEIVABLES LLC
CNH CAPITAL AMERICA LLC

(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as Specified in their respective Charters)

Delaware

(State or Other Jurisdiction of Incorporation)

333-170703 333-170703-03 (Commission File Number)	39-1995297 (CNH Capital Receivables LLC) 45-6611595 (CNH Equipment Trust 2011-C) (IRS. Employer Identification No.)

6900 Veterans Boulevard, Burr Ridge, Illinois (Address of Principal Executive Offices)	60527 (Zip Code)

(630) 887-5451

(Registrant’s Telephone Number, Including Area Code)

No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

The Registrant is filing the exhibits listed in Item 9.01(d) below in connection with the public issuance of Class A-1 Asset Backed Notes, Class A-2 Asset Backed Notes, Class A-3 Asset Backed Notes, Class A-4 Asset Backed Notes and Class B Asset Backed Notes (collectively, the “Offered Notes”) by CNH Equipment Trust 2011-C, described in the Prospectus dated December 1, 2011 and the Prospectus Supplement dated December 7, 2011.

Item 9.01. Financial Statements and Exhibits

(a)           Not applicable

(b)           Not applicable

(c)           Not applicable

(d)           Exhibits

Exhibit No.	Document Description
1.1

Underwriting Agreement, dated December 7, 2011, among CNH Capital Receivables LLC, CNH Capital America LLC, Citigroup Global Markets Inc., Credit Agricole Securities (USA) Inc., and Credit Suisse Securities (USA) LLC, as representatives of the several underwriters

4.1	Indenture, to be dated as of November 1, 2011, between CNH Equipment Trust 2011-C and Deutsche Bank Trust Company Americas, as indenture trustee

4.2	Trust Agreement, dated as of November 1, 2011, between CNH Capital Receivables LLC and Wilmington Trust Company, as trustee

4.3	Sale and Servicing Agreement, to be dated as of November 1, 2011, among CNH Capital Receivables LLC, New Holland Credit Company, LLC and CNH Equipment Trust 2011-C

4.4	Purchase Agreement, to be dated as of November 1, 2011, between CNH Capital America LLC and CNH Capital Receivables LLC

4.5

Administration Agreement, to be dated as of November 1, 2011, among CNH Equipment Trust 2011-C, New Holland Credit Company, LLC, Wilmington Trust Company, as trustee, and Deutsche Bank Trust Company Americas, as indenture trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH CAPITAL RECEIVABLES LLC, as depositor

By:	/s/ Thomas N. Beckmann
Name:	Thomas N. Beckmann
Title:	Assistant Treasurer

Dated: December 9, 2011

INDEX TO EXHIBITS

Exhibit No.	Document Description
1.1

Underwriting Agreement, dated December 7, 2011, among CNH Capital Receivables LLC, CNH Capital America LLC, Citigroup Global Markets Inc., Credit Agricole Securities (USA) Inc., and Credit Suisse Securities (USA) LLC, as representatives of the several underwriters

4.1	Indenture, to be dated as of November 1, 2011, between CNH Equipment Trust 2011-C and Deutsche Bank Trust Company Americas, as indenture trustee

4.2	Trust Agreement, dated as of November 1, 2011, between CNH Capital Receivables LLC and Wilmington Trust Company, as trustee

4.3	Sale and Servicing Agreement, to be dated as of November 1, 2011, among CNH Capital Receivables LLC, New Holland Credit Company, LLC and CNH Equipment Trust 2011-C

4.4	Purchase Agreement, to be dated as of November 1, 2011, between CNH Capital America LLC and CNH Capital Receivables LLC

4.5

Administration Agreement, to be dated as of November 1, 2011, among CNH Equipment Trust 2011-C, New Holland Credit Company, LLC, Wilmington Trust Company, as trustee, and Deutsche Bank Trust Company Americas, as indenture trustee